Plexus Names Steve Frisch President and Chief Strategy Officer and Oliver Mihm Chief Operating Officer

NEENAH, WI – January 26, 2022 - Plexus Corp. (NASDAQ: PLXS) announced today the appointment of Steve Frisch, 55, to President and Chief Strategy Officer and Oliver Mihm, 50, to Executive Vice President and Chief Operating Officer.

These promotions expand senior leadership bandwidth and further leverage organizational talent to guide successful execution of Plexus’ strategy within the current demand and operating environment. In addition, the appointments strengthen Plexus’ position to maintain industry-leading revenue growth and operating performance to create shareholder value. With his promotion, Mr. Frisch assumes the responsibilities of driving the long-term growth of the enterprise, innovation across Plexus’ global operations and the execution of Plexus’ strategy. These responsibilities include oversight of Plexus’ go-to-market, manufacturing technology, engineering solutions, quality and information technology organizations. With his promotion, Mr. Mihm assumes the responsibilities of ensuring global operational alignment and flawless global execution including oversight of Plexus’ regional operations and the aftermarket services and supply chain organizations.

Todd Kelsey, Chief Executive Officer, commented, “These promotions support long-term succession planning and the ability to successfully execute our strategy that is comprised of a defined market focus, superior execution, a passion for excellence and a disciplined financial model. Steve and Oliver are positioned to employ their unique talents and substantial industry expertise to support Plexus’ vision to help create the products that build a better world and our goal of $5 billion in revenue with a 5.5% GAAP operating margin by our fiscal 2025.”

Mr. Kelsey continued, “Steve is an experienced leader with an extensive knowledge of our company, customers and industry. These attributes make him exceptionally qualified to succeed in his new role, driving superior revenue growth though global alignment of our market-driven strategy, and ensuring that the technology and innovation are in place to sustain Plexus’ success. Throughout his more than 30-year tenure with Plexus, Steve has demonstrated a reputation for developing high performing teams, establishing new strategies, building on Plexus’ competitive advantages and delivering results that drive shareholder value.”

Mr. Kelsey concluded, “Oliver’s experiences across our organization, along with his consistent pattern of leadership and delivering outstanding results, positions him to expand upon our One Plexus operational model and advance Plexus’ commitment to flawless execution and customer service excellence. During Oliver’s more than 20-year tenure with Plexus, he has elevated team members and organizations and successfully implemented new solutions to improve operational efficiency and facilitate customer success. These efforts have furthered Plexus’ market leadership position and created shareholder value.”

Mr. Frisch joined Plexus in 1990 as a design engineer. Since 2016, Mr. Frisch served as Executive Vice President and Chief Operating Officer. Prior to that appointment, Mr. Frisch was Executive Vice

President and Chief Customer Officer, served as Executive Vice President – Global Customer Services, Regional President – EMEA, led Plexus’ Global Engineering Solutions and held various leadership positions across the Company. Mr. Frisch holds a bachelor's degree in electrical engineering and technology from the Milwaukee School of Engineering, a master's degree in electrical engineering and computer science from Marquette University and a master's degree in business administration from the University of Wisconsin-Madison.

Mr. Mihm joined Plexus in 2000 as a design engineer. Since 2020, Mr. Mihm has served as Executive Vice President – Global Supply Chain and Operational Solutions, previously serving as Executive Vice President Supply Chain since 2019. From 2015 to 2019, Mr. Mihm served as Regional President – EMEA. Prior to that, Mr. Mihm was Industrial Market Sector Vice President, led our Global Engineering Solutions and held various leadership roles within our Engineering Solutions organization. Mr. Mihm holds a bachelor’s degree in electrical and electronics engineering from the Pennsylvania State University College of Engineering and a master’s degree in business administration with a specialization in international business from Marquette University.

Investor and Media Contact
Shawn Harrison
+1.920.969.6325
shawn.harrison@plexus.com

About Plexus Corp.
Since 1979, Plexus has been partnering with companies to create the products that build a better world. We are a team of over 19,000 individuals who are dedicated to providing Design and Development, Supply Chain Solutions, New Product Introduction, Manufacturing and Aftermarket Services. Plexus is a global leader that specializes in serving customers in industries with highly complex products and demanding regulatory environments. Plexus delivers customer service excellence to leading companies by providing innovative, comprehensive solutions throughout a product’s lifecycle. For more information about Plexus, visit our website at www.plexus.com.
Safe Harbor and Fair Disclosure Statement
The statements contained in this press release that are guidance or which are not historical facts (such as statements in the future tense and statements including believe, expect, intend, plan, anticipate, goal, target and similar terms and concepts), including all discussions of periods which are not yet completed, are forward-looking statements that involve risks and uncertainties. These risks and uncertainties include the evolving effect, which may intensify, of COVID-19 on our employees, customers, suppliers, and logistics providers, including the impact of governmental actions being taken to curtail the spread of the virus. Other risks and uncertainties include, but are not limited to: the effect of inflationary pressures on our costs of production, profitability, and on the economic outlook of our markets; the effects of shortages and delays in obtaining components as a result of economic cycles, natural disasters or otherwise; the risk of customer delays, changes, cancellations or forecast inaccuracies in both ongoing and new programs; the lack of visibility of future orders, particularly in view of changing economic conditions; the economic performance of the industries, sectors and customers we serve; the effects of tariffs, trade disputes, trade agreements and other trade protection measures; the effects of the volume of revenue from certain sectors or programs on our margins in particular periods; our ability to secure new customers, maintain our current customer base and deliver product on a timely basis; the risks of concentration of work for certain customers; the particular risks relative to new or recent customers, programs or services, which risks include customer and other delays, start-up costs, potential inability to execute, the establishment of appropriate terms of agreements, and the lack of a track record of order volume and timing; the effects of start-up costs of new programs and facilities or the costs associated with the closure or consolidation of facilities; possible unexpected costs and operating disruption in transitioning programs, including transitions between Company facilities; the risk that new program wins and/or customer demand may not result in the expected revenue or profitability; the fact that customer orders may not lead to long-term relationships; our ability to manage successfully and execute a complex business model characterized by high product mix and demanding quality, regulatory, and other requirements; the risks associated with excess and obsolete inventory, including the risk that inventory purchased on behalf of our customers may not be consumed or otherwise paid for by the customer, resulting in an inventory write-off; risks related to information technology systems and data security; the ability to realize anticipated savings from restructuring or similar actions, as well as the adequacy of related charges as compared to actual expenses; increasing regulatory and compliance requirements; the effects of U.S. Tax Reform, any tax law changes as a result of change in U.S. presidential administration, and of related foreign jurisdiction tax developments; current or potential future barriers to the repatriation of funds that are currently held outside of the United States as a result of actions taken by other countries or otherwise; the potential effects of jurisdictional results on our taxes, tax rates, and our ability to use deferred tax assets and net operating losses; the weakness of areas of the global economy; the effect of changes in the pricing and margins of products; raw materials and component cost fluctuations; the potential effect of fluctuations in the value of the currencies in which we transact business; the effects of changes in economic conditions, political conditions and tax matters in the United States and in the other countries in which we do business (including as a result of the United Kingdom’s exit from the European Union); the potential effect of other world or local events or other events outside our control (such as changes in energy prices, terrorism, global health epidemics and weather events); the impact of increased competition; an inability to successfully manage human capital; changes in financial accounting standards; and other risks detailed herein and in our other Securities and Exchange Commission filings, particularly in Risk Factors contained in our fiscal 2021 Form 10-K and subsequently filed quarterly reports on Form 10-Q.